Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2345

Multi-Asset High Income Portfolio 2024-1

Supplement to the Prospectus

As a result of a previously announced merger, your Portfolio will receive 0.4 shares of Sunoco LP (“SUN”) for each share of NuStar Energy L.P. that it held as of May 3, 2024. Your Portfolio will continue to hold and purchase shares of SUN.

Supplement Dated: May 3, 2024